UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2020

MOTION ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39618	85-2515483
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Graubard Miller

The Chrysler Business

405 Lexington Avenue

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable warrant	MOTNU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MOTN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	MOTNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On October 19, 2020, Motion Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 11,500,000 of its units (“Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”), and one-third of one redeemable warrant (“Warrant”), with each whole Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 2,533,333 warrants (“Private Warrants”) at a price of $1.50 per Private Warrant, generating total proceeds of $3,800,000, to Motion Acquisition LLC, the Company’s sponsor (“Sponsor”). The Private Warrants are identical to the Warrants sold in the IPO, except that the Private Warrants are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor or its permitted transferees. The Sponsor has agreed not to transfer, assign or sell any of the Private Warrants purchased in the Private Placement, including the underlying shares of Common Stock (except to certain permitted transferees), until 30 days after the consummation of the Company’s initial business combination.

An audited balance sheet as of October 19, 2020 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Audited balance sheet

99.2	Press release announcing closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2020

MOTION ACQUISITION CORP.

By:	/s/ Rick Vitelle
Name: Rick Vitelle
Title: Chief Financial Officer